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                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, DC  20549


                             Form 8-K


                          CURRENT REPORT



                  Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934


                Date of Report: September 18, 1996



                            AT&T CORP.


  A New York              Commission File          I.R.S. Employer
  Corporation               No. 1-1105             No. 13-4924710




     32 Avenue of the Americas, New York, New York 10013-2412


                  Telephone Number (212) 387-5400

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Form 8-K                                               AT&T Corp.
September 18, 1996


Item 5.  Other Events.

See Exhibit 99 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit 99   AT&T Corp. Press Release issued September
                  18, 1996.

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Form 8-K                                               AT&T Corp.
September 18, 1996




                            SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   AT&T CORP.




                              By:  S. L. Prendergast
                                   Vice President and Treasurer





September 18, 1996


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                           EXHIBIT INDEX




Exhibit
Number
_______

   99           AT&T Corp. Press Release issued September 18,
                1996.